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                                  EXHIBIT 23.2

                                   CONSENT OF

                   SCHWARTZ LEVITSKY FELDMAN, LLP RELATING TO

                        ISSUANCE OF SHARES OF SECURITIES



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                                   CONSENT OF
                         SCHWARTZ LEVITSKY FELDMAN, LLP

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 and in the related Prospectus, of our report dated August 4, 2000, relating to the financial statements of HomeLife, Inc., included in the Annual Report on Form 10-KSB for the years ended May 31, 2000 and 1999. We also consent to the reference to our Firm under the caption "Experts" in such Prospectus.


  /s/ Schwartz Levitsky Feldman, LLP
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SCHWARTZ LEVITSKY FELDMAN, LLP

Toronto, Ontario
Date:  December 7, 2000